SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                Form 8-K

                 Pursuant to Sections 13 or 15(d) of
                 the Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported):  September 22, 1997





                RENEGADE VENTURE (NEV.) CORPORATION
          (Exact name of registrant as specified in charter)

                             Nevada
    (State or other jurisdiction of incorporation or organization)

           33-30476-D                            84-1108499
    (Commission File Number)      (I.R.S. Employer Identification Number)



         90 Madison Street, Suite 707, Denver, Colorado 80206
         (Address of Principal Executive Offices and Zip Code)


                          (303) 355-3000

          (Registrant's telephone number, including area code)




     (Former name or former address, if changed since last report)




Item 5.  Other Events.

      On September 18, 1997, Renegade Venture Corporation, a Colorado corporation ("Renegade Colorado"), held a special meeting of its shareholders in Denver, Colorado. The meeting was called to seek shareholder approval of certain actions adopted by the Board of Directors. The meeting agenda included proposals to redomicile the Company from Colorado to Nevada and to elect directors. All proposals were approved by the shareholders. The redomiciliation was effective September 22, 1997, which the Company has determined to be the event date for purposes of filing this report.

REDOMICILIATION OF THE COMPANY

      Effective September 22, 1997, Renegade Colorado was redomiciled (reincorporated) from the State of Colorado to the State of Nevada, which was accomplished by merging the Company into RENEGADE VENTURE (NEV.) CORPORATION, a Nevada corporation formed and wholly owned by Renegade Colorado for the purpose of the redomiciliation. Renegade Venture (Nev.) Corporation
    ("Company") is now the name of the corporation. The redomiciliation was made for the sole purpose of changing the Company's domicile solely within the United States. Under Rule 145(a)(2) of the Securities Act of 1933, the redomiciliation did not involve any offer or sale of a security. The Board of Directors adopted a Merger Agreement on September 18, 1997, setting forth the terms of the redomiciliation, which was approved by the shareholders at the special meeting. The merger did not effect any change in the number of shares issued and outstanding, and certificates evidencing stock of Renegade Colorado will, as they are received by the Company's transfer agent, be exchanged for certificates evidencing stock of Renegade Venture (Nev.) Corporation. The Company will not bear any expenses associated with any exchange of certificates. Articles and Certificate of Merger (with the Merger Agreement attached thereto as Exhibit A) were filed with the Nevada Secretary of State on September 22, 1997, which issued a Certificate of Fact of Merger therefor, and filed with the Colorado Secretary of State on September 23, 1997.

      The Company has obtained a new CUSIP number for the common stock of Renegade Venture (Nev.) Corporation, which is 759680 30
    9. The common stock of the Company continues to be quoted on the OTC Electronic Bulletin Board under the symbol "RDVN."

ASSUMPTION OF COMPENSATORY STOCK OPTION PLAN.

      The 1994 Compensatory Stock Option Plan of Renegade Colorado was assumed by the Company under the Merger Agreement, with certain non-substantive changes. It was retitled as the 1997 Compensatory Stock Option Plan ("CSO Plan") of the Company. A maximum of 2,000,000 common shares may be issued upon the exercise of options under the CSO Plan, which is attached as an exhibit to this report.

ASSUMPTION OF EMPLOYEE STOCK COMPENSATION PLAN.

      The 1994 Employee Stock Compensation Plan of Renegade Colorado was assumed by the Company under the Merger Agreement, with certain non-substantive changes. It was retitled as the 1997 Employee Stock Compensation Plan ("ESC Plan") of the Company. A maximum of 1,000,000 common shares may be issued under the ESC Plan, which is attached as an exhibit to this report.

ELECTION OF DIRECTORS

      The shareholders on September 18, 1997, elected Randy J. Sasaki and Thomas Liston as directors of the Company, both of whom were incumbent directors.



Item 7.  Financial Statements and Exhibits.

      (c) Exhibits. The following documents are filed as exhibits to this report on Form 8-K, or have been incorporated by reference to another registration statement or report.

2.1    Articles and Certificate of Merger dated September 18,
       1997, between Renegade Venture Corporation, a Colorado
       corporation, and Renegade Venture (Nev.) Corporation, a Nevada corporation, with Merger Agreement attached thereto as Exhibit
       A.............................................................    *

3.1    Certificate of Incorporation of Renegade Venture (Nev.)
       Corporation ..................................................    *

3.2    Bylaws of Renegade Venture (Nev.) Corporation.................    *

10.1   1997 Compensatory Stock Option Plan of Renegade Venture
       (Nev.) Corporation ...........................................    *

10.2   1997 Employee Stock Compensation Plan of Renegade Venture
       (Nev.) Corporation ..........................................     *

       * included as an exhibit to this report.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


DATED: October 2, 1997

                                 RENEGADE VENTURE (NEV.) CORPORATION




                               /s/ Randy Sasaki
                          By.........................................

                                   Randy Sasaki, President and CEO






Exhibit 2.1 to Form 8-K dated September 22, 1997


                ARTICLES AND CERTIFICATE OF MERGER
                                of
                  RENEGADE VENTURE CORPORATION
                    (A Colorado Corporation)
                               into
                RENEGADE VENTURE (NEV.) CORPORATION
                     (A Nevada Corporation)



      Pursuant to Section 92A.190 of the Nevada General Corporation Law and Section 7-111-107 of the Colorado Business Corporation Act, the two undersigned corporations (the "Constituent Corporations") adopt the following Articles and Certificate of Merger for the purpose of merging them into one corporation (the "Merger"), and each corporation hereby certifies to the information below with respect to the Merger:

      FIRST: The names and state of incorporation of the two
    Constituent Corporations effecting the Merger are:


     Name                              Domicile         Status
     ----                              --------         ------
RENEGADE VENTURE (NEV.) CORPORATION.....Nevada.....Surviving Corporation
RENEGADE VENTURE CORPORATION............Colorado...Assimilated Corporation


      SECOND:     The name of the Surviving Corporation in the Merger
    shall be RENEGADE VENTURE (NEV.) CORPORATION Section 7-111-107 of the Colorado Business Corporation Act and Section 92A.190 of the Nevada General Corporation Law permits this Merger. The Surviving Corporation has authorized 50,000,000 common shares, $.001 par value, of which 100 shares (all owned by Assimilated Corporation) are issued and outstanding, and 5,000,000 preferred shares, $.001 par value, none of which have been issued or are outstanding. The Assimilated Corporation has authorized 50,000,000 common shares, without par value, 320,000 of which are issued and outstanding, and 15,000,000 preferred shares, without par value, none of which have been issued or are outstanding.

      THIRD: The Merger shall not effect any change in the Certificate of Incorporation of the Surviving Corporation as in effect on the date these Articles and Certificate of Merger are duly filed with the respective Secretaries of State of the States of Nevada and Colorado.

      FOURTH:     A copy of the Merger Agreement dated September 18,
    1997, setting forth the terms and conditions of the Merger and of the manner of converting the outstanding securities of the Assimilated Corporation into securities of the Surviving Corporation, is appended in the form executed to these Articles and Certificate of Merger as Exhibit A and is herein fully incorporated by reference, and will be furnished to any shareholder of a Constituent Corporation, without charge, who so requests.

      FIFTH:      The Merger Agreement has been approved and adopted
    by the respective boards of directors of the Constituent
    Corporations and certified, executed and acknowledged by each of the Constituent Corporations in the manner prescribed by the respectively applicable laws of Nevada and Colorado.

      SIXTH: The Merger Agreement was duly approved, as follows:

      (a) by the shareholders of the Assimilated Corporation on September 18, 1997, voting 166,206 shares FOR and 10,000 AGAINST, out of a total of 320,000 voting shares issued and outstanding entitled to vote thereon, all of a class, a number sufficient for approval; and

      (b) by the shareholders of the Surviving Corporation on September 18, 1997, voting 100 shares FOR and -0- AGAINST, out of a total of 100 voting shares issued and outstanding entitled to vote thereon, all of a class, a number sufficient for approval.

      SEVENTH:    An executed Merger Agreement is on file at the
    principal place of business of the Surviving Corporation, which is located at 90 Madison Street, Suite 707, Denver, Colorado 80206, and a copy thereof will be furnished without charge to any shareholder of a Constituent Corporation who so requests.

      EIGHTH:     The Registered Office of the Surviving Corporation
    in the State of Nevada is located at 2533 North Carson Street, Carson City, Nevada 89706, and the Registered Agent at such address is Laughlin Associates, Inc.

      NINTH: The Surviving Corporation in this Merger by execution and the due filing of these Articles of Merger hereby agrees that it:

      (a) may be served with process in the State of Colorado in any proceeding for the enforcement of any obligation of the Assimilated Corporation and in any proceeding for the enforcement of the rights of any dissenting shareholder of the Assimilated Corporation against the Surviving Corporation;

      (b) irrevocably appoints the Secretary of the Department of State of the State of Colorado as its agent to accept service of process in any such proceeding brought against the Assimilated Corporation in the State of Colorado, which should be served on the Surviving Corporation at the address set forth in Article SEVENTH above; and

      (c) will promptly pay to the dissenting shareholders, if any, of the Assimilated Corporation the amount, if any, to which they are entitled under the provisions of the Colorado Business
    Corporation Act with respect to the rights of dissenting shareholders.

      TENTH: The Merger shall be effective when these Articles of Merger are duly filed for recordation with the office of the Secretary of State of the State of Nevada.

      IN WITNESS WHEREOF, these Articles and Certificate of Merger have been duly executed as of the date set forth below by the authorized officers of the Constituent Corporations.

 Dated:  September 18, 1997

                           RENEGADE VENTURE (NEV.) CORPORATION
                                  A Nevada Corporation



                            /s/ Randy Sasaki
 ATTEST:                  By...................................
                                Randy J. Sasaki, President



   /s/ Elisabeth Crosse
By......................................
       Secretary or Assistant Secretary


                           RENEGADE VENTURE CORPORATION
                              A Colorado Corporation

(SEAL)

                            /s/ Randy Sasaki
 ATTEST:               By.................................
                                Randy J. Sasaki, President

   /s/ Elisabeth Crosse
By......................................
       Secretary or Assistant Secretary



 (SEAL)



                              VERIFICATION

STATE OF COLORADO      )
                       )  ss.
COUNTY OF DENVER       )

      On this 18th day of September, 1997, before me, a Notary Public duly commissioned and qualified in and for the above stated jurisdiction, personally came and appeared Randy J. Sasaki, who being duly sworn, declared that he is the President of RENEGADE VENTURE (NEV.) CORPORATION a Nevada corporation, that he executed the foregoing Articles and Certificate of Merger as the free act and deed of such corporation, and that he has signed his name thereto by order of the Board of Directors of such corporation.


     /s/ John D. Brasher Jr.
X..................................... Commission Expires:
      Notary Public



(SEAL)



STATE OF COLORADO      )
                       )  ss.
COUNTY OF DENVER       )

      On this 18th day of September, 1997, before me, a Notary Public duly commissioned and qualified in and for the above stated jurisdiction, personally came and appeared Randy J. Sasaki, who being duly sworn, declared that he is the President of RENEGADE VENTURE CORPORATION a Colorado corporation, that he executed the foregoing Articles and Certificate of Merger as the free act and deed of such corporation, and that he has signed his name thereto by order of the Board of Directors of such corporation.


  /s/ John D. Brasher Jr.
X........................................Commission Expires:
    Notary Public



(SEAL)

                            VERIFICATION



STATE OF COLORADO      )
                       )  ss.
COUNTY OF DENVER       )

      On this 18th day of September, 1997, before me, a Notary Public duly commissioned and qualified in and for the above stated jurisdiction, personally came and appeared Elisabeth M. Crosse, who being duly sworn, declared that she is the Secretary of RENEGADE VENTURE (NEV.) CORPORATION a Nevada corporation, that she executed the foregoing Articles and Certificate of Merger as the free act and deed of such corporation, and that she has signed her name thereto by order of the Board of Directors of such corporation.



   /s/ John D. Brasher Jr.
X.....................................Commission Expires:
    Notary Public



(SEAL)



STATE OF COLORADO      )
                       )  ss.
COUNTY OF DENVER       )

      On this 18th day of September, 1997, before me, a Notary Public duly commissioned and qualified in and for the above stated jurisdiction, personally came and appeared Elisabeth M. Crosse, who being duly sworn, declared that she is the Secretary of RENEGADE VENTURE CORPORATION a Colorado corporation, that she executed the foregoing Articles and Certificate of Merger as the free act and deed of such corporation, and that she has signed her name thereto by order of the Board of Directors of such corporation.



  /s/ John D. Brasher Jr.
X........................................Commission Expires:
    Notary Public

 (SEAL)



                             Exhibit A

                         MERGER AGREEMENT
                                of
                RENEGADE VENTURE (NEV.) CORPORATION
                      (A Nevada Corporation)
                               and
                   RENEGADE VENTURE CORPORATION
                     (A Colorado Corporation)


      This Merger Agreement, dated as of September 18, 1997, is entered into pursuant to the provisions of Section 92A.190 of the General Corporation Law of Nevada and of Section 7-111-107 of the Colorado Business Corporation Act, by and between RENEGADE VENTURE (NEV.) CORPORATION, a Nevada corporation (the "Survivor"), and RENEGADE VENTURE CORPORATION, a Colorado corporation (the "Assimilated"), both corporations being sometimes referred to herein as the "Constituent Corporations."

                           RECITALS:

      A. Survivor is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 55,000,000 shares, of which 50,000,000 shares are designated as common stock, par value $.001, of which 100 shares are outstanding, and of which 5,000,000 shares are designated as preferred shares, $.001 par value, none of which have been issued or are outstanding.

      B. Assimilated is a corporation duly organized and existing under the laws of the State of Colorado and has an authorized capital of 65,000,000 shares without par value, of which 50,000,000 shares are designated as Common Stock and of which 15,000,000 shares are designated as Preferred Stock. A total of 320,000 shares of Common Stock are issued and outstanding. No preferred shares have been issued or are outstanding.

      C. The respective Boards of directors of Survivor and Assimilated have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders.

      Now, therefore, in consideration of the premises and of the mutual representations, warranties and covenants herein contained, Survivor and Assimilated hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I.  MERGER.

      1.1 Merger and Name Change. In accordance with the provisions of this Agreement, the General Corporation Law of Nevada, and the Colorado Business Corporation Act, Assimilated shall be merged with and into Survivor (the "Merger"), and the name of the surviving corporation shall be RENEGADE VENTURE (NEV.) CORPORATION.

      1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

            (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the respective requirements of the General Corporation Law of Nevada and the Colorado Business Corporation Act.

            (b) An executed counterpart of this Agreement shall have been filed with the Secretary of State of the State of Nevada; and

            (c) Executed Articles of Merger or other documents meeting the requirements of the Colorado Business Corporation
    Act shall have been filed with the Secretary of State of the State of Colorado.

      The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date."

      1.3 Certificate of Incorporation. The Certificate of Incorporation of Survivor as in effect immediately prior to the Effective Date shall continue in full force and effect as the Certificate of Incorporation of the Survivor until duly amended in accordance with the provisions thereof and applicable law.

      1.4 Bylaws. The Bylaws of Survivor as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Survivor without any change as a result of the Merger.

      1.5 Directors and Officers. The directors and officers of Survivor in office immediately prior to the Effective Date shall continue in office and shall constitute the directors and officers of Survivor until their respective successors shall have been elected and duly qualified or until otherwise provided by law, the Certificate of Incorporation of Survivor and the Bylaws of Survivor.

      1.6 Effect of Merger. Upon the Effective Date, the separate existence of Assimilated shall cease and the Survivor (i) shall continue to possess all of the assets, rights, powers and property of Survivor as constituted immediately prior to the Effective Date, shall be subject to all actions previously taken by the Board of Directors of Assimilated and shall succeed, without other transfer, to all of the assets, rights, powers and property of Assimilated, (ii) shall continue to be subject to all of the debts, liabilities and obligations of Assimilated as constituted immediately prior to the Effective Date and shall succeed, without other transfer, to all of the debts, liabilities and obligations of Assimilated in the same manner as if Survivor had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of Nevada and the Colorado Business Corporation Act.

ARTICLE II.   MANNER OF CONVERSION OF COMMON STOCK.

      2.1 Assimilated Common Stock. Upon the Effective Date, each share of common stock, $.0001 par value, of Assimilated issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by any holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, $.0001 par value, of Survivor (the "Merger Shares").

      2.2 Outstanding Common Stock of Survivor. Upon the Effective Date, each share of the 100 shares of Common Stock of Survivor issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

      2.3 Exchange of Certificates. On or after the Effective Date of the Merger:

            (a) All of the outstanding certificates which prior to that time represented the outstanding Common Shares of Assimilated shall be deemed for all purposes to evidence ownership of and to represent the Merger Shares into which the shares of Assimilated represented by such certificates have been converted as herein provided. The registered owner on the books and records of Assimilated or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Survivor or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the Merger Shares evidenced by such outstanding certificate as above provided.

            (b) Each certificate evidencing Merger Shares issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Assimilated so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of Survivor in compliance with applicable laws.

            (c) If any certificate for Merger Shares is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Survivor that such tax has been paid or is not payable.

      2.4 Assumption of Benefit Plans. Upon the Effective Date, Survivor shall assume and continue both the 1994 Compensatory Stock Option Plan and the 1994 Employee Stock Compensation Plan of Assimilated, without change other than conforming changes in the corporate name, par value of common stock, governing law and similar non-substantive changes. Survivor and its Board of Directors shall have the same rights and powers in regard to such plans as Assimilated and its Board of Directors.

ARTICLE III.  GENERAL MATTERS.

      3.1 Covenants of Survivor. Survivor covenants and agrees that it will, on or before the Effective Date:

            (a) Qualify to do business as a foreign corporation in all states wherein its operations require it to qualify under applicable state laws.

            (b) File all documents with the franchise tax authorities of the State of Colorado necessary to the assumption by Survivor of all of the franchise tax liabilities of Assimilated.

            (c) Take such other actions as may be required by the Colorado Business Corporation Act or other applicable law.

      3.2 Abandonment. At any time before the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatever by the Board of Directors of Survivor or Assimilated, or both, notwithstanding the approval of this Agreement and Merger by the shareholders of Assimilated or Survivor or both.

      3.3 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or a certificate in lieu thereof) with the Secretary of State of the State of Nevada, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not (i) alter or change the amount or kind of Merger Shares to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (ii) alter or change any term of the Certificate of Incorporation of the Survivor to be effected by the Merger, or
    (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

      3.4 Expenses. Survivor shall pay all costs related to the Merger and necessary filings and actions in connection therewith.

      3.5 Mutual Covenants of Constituent Corporations. Survivor and Assimilated each agree that, between the date hereof and the Effective Date, it will not (i) enter into any employment contracts, (ii) grant any options, warrants or similar rights (nor any instrument or security containing such an option, warrant or similar right) exercisable for, exchangeable for or convertible into its common shares or other securities, (iii) issue any stock or other securities, including debt instruments, or (iv) declare or pay any dividends in stock or cash or make any other distribution on or with respect to its outstanding common stock. Either party may but need not abandon the Merger if the holders of more than 5% of the outstanding shares of Assimilated should dissent from the Merger.

      3.6 Registered Office. The Registered Office of the Survivor in the State of Nevada is located at 2533 North Carson Street, Carson City, Nevada 89706, and Laughlin Associates, Inc. is the Resident Agent of the Survivor at such address.

      3.7 Further Actions. If at any time Survivor shall consider or be advised that any further assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in Survivor the title to any property or rights of Assimilated, or to otherwise carry out the provisions of this Agreement, then the proper officers and directors of Assimilated as of the Effective Date shall execute and deliver to Survivor any and all proper deeds, assignments and assurances in law, and do all things necessary or proper to vest, perfect or confirm title to such property or rights in Survivor.

      3.8 Governing Law. This Agreement shall in all respects be interpreted and enforced in accordance with and governed by the laws of the State of Colorado.

      3.9 Counterparts. In order to facilitate the filing and recording of this Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original.

      3.10 Agreement. Executed copies of this Agreement will be on file at the principal place of business of Survivor located at 90 Madison Street, Suite 707, Denver, Colorado 80206, and copies thereof will be furnished to any shareholder of any Constituent Corporation upon request and without cost.

      IN WITNESS WHEREOF, this Agreement, having first been approved by resolution of the Boards of Directors Assimilated and survivor, is hereby executed on behalf of each of such corporations and attested by their respective officers thereto duly authorized.

                            RENEGADE VENTURE (NEV.) CORPORATION
                                  A Nevada Corporation



                                 /s/ Randy J. Sasaki
                            By...................................
                                Randy J. Sasaki, President



                            RENEGADE VENTURE CORPORATION
                               A Colorado Corporation

                                 /s/ Randy J. Sasaki
                            BY....................................
                               Randy J. Sasaki, President



Exhibit 3.1 to Form 8-K dated September 22, 1997



                  CERTIFICATE OF INCORPORATION
                              of
               RENEGADE VENTURE (NEV.) CORPORATION
                    (A Nevada Corporation)



      FIRST.   The name of this corporation is  RENEGADE VENTURE
    (NEV.) CORPORATION.

      SECOND.   The Corporation's Registered Office in the State of
    Nevada is located at 2533 N. Carson Street, Carson City, Nevada 89706. The Corporation's Resident Agent at this address is
    Laughlin Associates, Inc.

      THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Nevada. The Corporation may conduct all or any part of its business, and may hold, purchase, mortgage, lease and convey real and personal property, anywhere in the world. The Corporation shall have perpetual duration.

      FOURTH.  The name and mailing address of the Incorporator is:

        Name                       Mailing Address
        ----                       ---------------
    John D. Brasher, Jr.           90 Madison Street, Suite 707
                                   Denver, Colorado 80206


      Upon the filing of this Certificate of Incorporation the powers of the Incorporator shall terminate. The names and addresses of the person or persons who are to serve as directors until the first annual meeting of shareholders or until their successors are duly elected and have qualified are:

        Name                       Mailing Address
        ----                       ---------------
     Randy J. Sasaki               2439 West Coast Highway, Suite 202
                                   Newport Beach, California 92663

                           {CAPITAL STOCK}

      FIFTH.   The aggregate number of shares of capital stock of all
    classes which the Corporation shall have authority to issue is FIFTY FIVE MILLION (55,000,000), of which FIFTY MILLION (50,000,000) shares having a par value of $.001 per share shall be of a class designated "Common Stock" (or "Common Shares") and FIVE MILLION (5,000,000) shares having a par value of $.001 per share shall be of a class designated "Preferred Stock" (or "Preferred Shares"). All shares of the Corporation shall be issued for such consideration or considerations as the Board of Directors may from time to time determine. The designations, voting powers, preferences, optional or other special rights and qualifications, limitations, or restrictions of the above classes of stock shall be as follows:

                      I.   PREFERRED STOCK

      (a) Issuance in Class and Series. Shares of Preferred Stock may be issued in one or more classes or series at such time or times as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects.
      (b) Authority of Board for Issuance. Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the issuance of any class or series of Preferred Stock, the designation of such classes and series and the powers, preferences and rights of the shares of such classes and series, and the qualifications, limitations or restrictions thereof, including the following:

            1. The distinctive designation and number of shares comprising such class or series, which number may (except where otherwise provided by the Board of Directors in creating such class or series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

            2. The rate of dividend, if any, on the shares of that class or series, whether dividends shall be cumulative and, if so, from which date or dates, the relative rights of priority, if any, of payment of dividends on shares of that class or series over shares of any other class or series;

            3. Whether the shares of that class or series shall be redeemable at the option of the Corporation or of the holder of the shares or of another person or upon the occurrence of a designated event and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and different redemption dates;

            4. Whether that class or series shall have a sinking fund for the redemption or purchase of shares of that class or series and, if so, the terms and amounts payable into such sinking fund;

            5. The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, relative rights of priority; if any, of payment of shares of that class or series;

            6. Whether the shares of that class or series shall be convertible into or exchangeable for shares of stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange, including the method of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

            7. Whether the issuance of any additional shares of such class or series, or of any shares of any other class or series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other class or series;

            8. Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such class or series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Corporation's Charter, as from time to time amended, and to the full extent now or hereinafter permitted by the laws of Nevada.

      (c)  Dividends.  Payment of dividends shall be as follows:

            1. The holders of Preferred Stock of each class or series, in preference to the holders of Common Stock, shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, all dividends, at the rate for such class or series fixed in accordance with the provisions of this Article FIFTH and no more;

            2. Dividends may be paid upon, or declared or set aside for, any class or series of Preferred Stock in preference to the holders of any other class or series of Preferred Stock in the manner determined by the resolutions of the Board of Directors authorizing and creating such class or series;

            3. So long as any shares of Preferred Stock shall be outstanding, in no event shall any dividend, whether in cash or in property, be paid or declared nor shall any distribution be made, on the Common Stock, nor shall any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on all cumulative classes and series Preferred Stock with respect to all past dividend periods, and unless all dividends on all classes and series of Preferred Stock for the then current dividend period shall have been paid or declared, and provided for, and unless the Corporation shall not be in default with respect to any of its obligations with respect to any sinking fund for any class or series of Preferred Stock. The foregoing provisions of this subparagraph (3) shall not, however, apply to any dividend payable in Common Stock;

            4. No dividend shall be deemed to have accrued on any share of Preferred Stock of any class or series with respect to any period prior to the date of the original issue of such share or the dividend payment date immediately preceding or following such date of original issue, as may be provided in the resolutions of the Board of Directors creating such class or series. Preferred Stock shall not be entitled to participate in any dividends declared and paid on Common Stock, whether payable in cash, stock or otherwise. Accruals of dividends shall not pay interest.

      (d) Dissolution or Liquidation. In the event of any voluntary or involuntary liquidation, dissolution of assets or winding-up of the Corporation, the holders of the shares of each class or series of Preferred Stock then outstanding shall be entitled to receive out of the net assets of the Corporation, but only in accordance with the preferences, if any, provided for such series, before any distribution or payment shall be made to the holders of Common Stock, the amount per share fixed by the resolution or resolutions of the Board of Directors to be received by the holder of each such share on such voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up, as the case may be. If such payment shall have been made in full to the holders of all outstanding Preferred Stock of all classes and series, or duly provided for, the remaining assets of the Corporation shall be available for distribution among the holders of Common Stock as provided in this Article FIFTH. If upon any such liquidation, dissolution, distribution of assets or winding-up, the net assets of the Corporation available for distribution among the holders of any one or more classes or series of Preferred Stock which (i) are entitled to a preference over the holders of Common Stock upon such liquidation, dissolution, distribution of assets or winding-up, and (ii) rank equally in connection therewith, shall be insufficient to make payment for the preferential amount to which the holders of such shares shall be entitled, then such assets shall be distributed among the holders of each such series of Preferred Stock ratably according to the respective amounts to which they would be entitled in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. Neither the consolidation nor merger of the Corporation, nor the exchange, sale, lease or conveyance (whether for cash, securities or other property) of all, substantially all or any part of its assets, shall be deemed a liquidation, dissolution, distribution of assets or winding-up of the Corporation within the meaning of this provision.

      (e) Voting Rights. Except to the extent otherwise required by law or provided in the resolution of the Board of Directors adopted pursuant to authority granted in this Article FIFTH, the shares of Preferred Stock shall have no voting power with respect to any matter whatsoever. The Board of Directors may determine whether the shares of any class or series shall have limited, contingent, full or no voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights. Whenever holders of Preferred Stock are entitled to vote on a matter, each holder of record of Preferred Stock shall be entitled to one vote for each share standing in his name on the books of the Corporation and entitled to vote.

                      II.   COMMON STOCK

      (a) Issuance. The Common Stock may be issued from time to time in one or more classes or series in any manner permitted by law, as determined by the Board of Directors and stated in the resolution or resolutions providing for issuance thereof. Each class or series shall be appropriately designated, prior to issuance of any shares thereof, by some distinguishing letter, number or title. All shares of each class or series of Common Stock shall be alike in every particular and shall be of equal rank and have the same power, preferences and rights, and shall be subject to the same qualifications, limitations and restrictions, if any.

      (b) Voting Powers. The Common Stock may have such voting powers (full, limited, contingent or no voting powers), such designations, preferences and relative, participating, optional or other special rights, and be subject to such qualifications, limitations and re- strictions, as the Board of Directors shall determine by resolution or resolutions. Unless otherwise resolved by the Board of Directors at the time of issuing Common Shares, (i) each Common Share shall be of the same class, without any designation, preference or relative, participating, optional or other special rights, and subject to no qualification, limitation or restriction, and (ii) Common Shares shall have unlimited voting rights, including but not limited to the right to vote in elections for directors, and each holder of record of Common Shares entitled to vote shall have one vote for each share of stock standing in his name on the books of the Corporation and entitled to vote.

      (c) Dividends. After the requirements with respect to preferential dividends, if any, on Preferred Stock, and after the Corporation shall have complied with all requirements, if any, with respect to the setting aside of sums in a sinking fund for the purchase or redemption of shares of any class or series of Preferred Stock, then and not otherwise, the holders of Common Stock shall receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

      (d) Dissolution or Liquidation. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Common Stock respectively held by them.

                 III.   GENERAL MATTERS

      (a) Capital. The portion of the consideration received by the Corporation upon issuance of any of its shares that shall constitute "capital" within the meaning of the General Corporation Law of Nevada shall be (1) in the case of par-value shares, the par value thereof, and (2) in the case of shares without par value, the stated value of such shares as determined by the Board of Directors at the time of issuance; provided, that if no stated value is determined at the time that shares without par value are issued, the entire consideration to be received for the shares shall constitute capital.

      (b) Fully Paid and Nonassessable. Any and all shares of Common or Preferred Stock issued by the Corporation for which not less than the portion of the consideration to be received determined to be "capital" has been paid to the Corporation, provided the Corporation has received a promissory note or other binding legal obligation of the purchaser to pay the balance thereof, shall be deemed fully paid and nonassessable shares.

      (c) Amendment of Shareholder Rights. So long as no shares of any class or series established by resolution of the Board of Directors have been issued, the voting rights, designations, preferences and relative, optional, participating or other rights of these shares may be amended by resolution of the Board of Directors.

      (d) Status of Certain Shares. Shares of Preferred or Common Stock which have redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been reacquired in any other manner, shall have the status of authorized and unissued shares and may be reissued by the Board of Directors as shares of the same or any other series, unless otherwise provided herein or in the resolution authorizing and establishing the shares.

      (e) Denial of Preemptive Rights. No holder of any shares of the Corporation shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into or exchangeable for stock of any class, whether now or hereafter authorized or whether issued for money, for a consideration other than money, or by way of dividend.

      (f) Convertibility. Common Shares or other shares of any class or series, and notes, debentures, bonds and other debt instruments issued by the Corporation or any affiliated company, may be made convertible into or exchangeable for, at the option of the Corporation or the holder or upon the occurrence of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of shares of the Corporation, at such price or prices or at such rate or rates of exchange and with such adjustments as shall be set forth in the resolution or resolutions providing for the issuance of such convertible or exchangeable shares adopted by the Board of Directors.

      (g) Redeemability. Common Shares may be made redeemable at the option of the Corporation or upon the occurrence of a designated event, if and to the extent now or subsequently allowed by the General Corporation Law of Nevada, as such law may subsequently be amended, and the terms and conditions of redemption, including the date or dates upon or after which they shall be redeemable, the amount per share payable in case of redemption and any variance in the amount or amounts payable, among other terms, conditions and limitations which may be imposed, may be fixed and established by the Board of Directors in the resolution or resolutions authorizing the issuance of redeemable Common Shares.

                     {VOTING OF SHAREHOLDERS}

      SIXTH.    The following provisions are hereby adopted for the
    purpose of regulating certain matters relating to the voting of shareholders of the Corporation:

      (a) Definitions. Whenever the term "total voting power" appears in this Charter, it shall mean all shares of the Corporation entitled to vote at a meeting or on a question presented for shareholder approval, and of every class or series of shares entitled to vote by class or series. Whenever the term "votes cast" appears in this Charter, it shall mean the total number of voting shares out of the total voting power which were unequivocally voted in favor of or against a director standing for election or a matter presented for shareholder approval at a legal meeting which commenced with a quorum.

      (b) Quorum. A majority of the total voting power, or where a separate vote by class or series is required, a majority of the voting shares of each such class or series, represented in person or by proxy, shall constitute a quorum at any meeting of the Corporation's shareholders.

      (c) Vote Required. Any action to be taken by the Corporation's shareholders at any valid meeting which commenced with a quorum shall require the affirmative vote only of a majority of the votes cast, except where this Charter or the Corporation's Bylaws then in effect requires the affirmative vote of a higher proportion of the votes cast or requires the affirmative vote of a proportion of the total voting power, and except where the Nevada General Corporation Law specifically requires the affirmative vote of a majority of all the votes entitled to be cast. Directors shall be elected by plurality vote. Abstentions from voting shall not be considered in the tallying of votes. Nothing contained in this Article SIXTH shall affect the voting rights of holders of any class or series of shares entitled to vote as a class or by series. The Bylaws may provide for the vote necessary at any adjournment of a duly
    called meeting for which a quorum was not obtained.   (d)
    Manner of Voting; Etc. The vote of shareholders may be taken at a meeting by a show of hands or other method authorized by the Board of Directors. Written ballots shall be used only upon authorization of the Board of Directors or as provided in the Corporation's Bylaws. Cumulative voting shall not be allowed in the election of directors.

      (e) Action Without Meeting. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

      (f) Shareholder Ratification. Any contract, transaction, or act of the Corporation or of the directors which shall be ratified by vote of the shareholders at any annual meeting, or at any special meeting called for such purpose, or by means of a written consent of shareholders in lieu of a meeting, shall so far as permitted by law be as valid and as binding as though ratified by every shareholder of the Corporation.

         {CONCERNING SHAREHOLDERS, DIRECTORS AND OFFICERS}

      SEVENTH. The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the directors, officers and shareholders:

      (a) Number of Directors. The number of Directors shall be as fixed in the Bylaws. In the absence of such provision in the Bylaws, the Corporation shall have one (1) Director. Directors shall be elected by plurality vote and need not be elected by written ballot, except as provided in the Bylaws.

      (b) Removal of Directors. A director of the Corporation, or the entire Board of Directors of the Corporation, may be removed by the shareholders, with or without cause, only upon the affirmative vote of the holders of not less than two-thirds (2/3) of the total voting power, without considering the vote of the director or directors sought to be removed.

      (c) Removal of Officers and Employees. Unless the Bylaws otherwise provide, any officer or employee of the Corporation may be removed at any time with or without cause by the Board of Directors or by any committee or superior officer upon whom such power of removal may be conferred by the Bylaws or by authority of the Board of Directors, without prejudice, however, to existing contractual rights.

      (d) Corporate Opportunities. The officers, directors and other members of management of the Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to any business opportunity (i) of a type falling within the regular business or operations of the Corporation, or (ii) in which the Corporation has expressed an interest as determined from time to time by the Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. All such business opportunities which come to the attention of the officers, directors, and other members of management of the Corporation shall be disclosed promptly to the Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it, and only thereafter may any officer, director or other member of management avail himself of such opportunity. The provisions of this paragraph shall not be construed to release any employee of the Corporation from any fiduciary duties which he may have to the Corporation.

                            {BYLAWS}

      EIGHTH.   The initial Bylaws of the Corporation shall be
    adopted by its Board of Directors. The power to alter, amend or repeal the Bylaws or adopt new Bylaws shall be vested in the Board of Directors, subject to the right of the shareholders to alter, amend or repeal such Bylaws or adopt new Bylaws. The Bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or this Charter.

        {INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS}

      NINTH.   The following provisions are hereby adopted for the
    purpose of defining and regulating certain rights of directors, officers and others in respect of indemnification and related matters.

      (a) Actions, Suits or Proceedings Other than by or in the Right of the Corporation. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or that, with respect to any criminal proceeding, he had reasonable cause to believe that his conduct was unlawful.

      (b) Actions or Suits by or in the Right of the Corporation. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including amounts paid in settlement and attorney's fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom to be liable to the Corporation or for amounts paid in settlement to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the court shall deem proper.

      (c) Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Article NINTH, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections (a) and (b) of this Article NINTH, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorney's fees) actually and reasonably incurred by him or on his behalf in connection therewith.

      (d) Determination of Right to Indemnification. Any indemnification under Sections (a) and (b) of this Article NINTH (unless ordered by a court) shall be paid by the Corporation unless a determination is made (i) by a disinterested majority of the Board of Directors who were not parties to such action, suit or proceeding, or (ii) if such disinterested majority of the Board of Directors so directs or cannot be obtained, by independent legal counsel in a written opinion, or (iii) by the shareholders, that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Sections (a) and (b) of this Article NINTH.

      (e) Advances of Costs, Charges and Expenses. Costs, charges and expenses (including attorney's fees) incurred by a person referred to in Sections (a) or (b) of this Article NINTH in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a director or officer in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article, accompanied by evidence satisfactory to the Board of Directors of ability to make such repayment. Such costs, charges and expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the majority of the Directors deems appropriate. The majority of the Directors may, in the manner set forth above, and upon approval of such director, officer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

      (f) Procedure for Indemnification. Any indemnification under Sections (a), (b) and (c), or advance of costs, charges and expenses under Section (e) of this Article NINTH, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer. The right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no dispo- sition thereof is made within 60 days. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section (e) of this Article NINTH where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections (a) or (b) of this Article NINTH, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections (a) or (b) of this Article NINTH, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

      (g) Settlement. If in any action, suit or proceeding, including any appeal, within the scope of Sections (a) or (b) of this Article NINTH, the person to be indemnified shall have unreasonably failed to enter into a settlement thereof, then, notwithstanding any other provision hereof, the indemnification obligation of the Corporation to such person in connection with such action, suit or proceeding shall not exceed the total of the amount at which settlement could have been made and the expenses by such person prior to the time such settlement could reasonably have been effected.

      (h) Other Rights; Continuation of Right to Indemnifica- tion. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any director, officer, employee or agent seeking indemnification may be entitled under any law (common or statutory), agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Article NINTH is in effect. Any repeal or modification of this Article NINTH or any repeal or modification of relevant provisions of the General Corporation Law of Nevada or any other applicable laws shall not in any way diminish any rights to indemnification of such director, officer, employee or agent or the obligations of the Corporation arising hereunder. This Article NINTH shall be binding upon any successor corporation to this Corporation, whether by way of acquisition, merger, consolidation or otherwise.

      (i) Exceptions to Indemnification Right. Notwithstanding any other language in this Charter, the Corporation shall not be obligated pursuant to the terms of this Charter:

            (1) Claims Initiated by Indemnitee. To indemnify or advance expenses to any person with respect to proceedings or claims initiated or brought voluntarily by him or her and not by way of defense, expect with respect to proceedings brought to establish or enforce a right to indemnification under this Charter or any other statue or law or otherwise as required under the General Corporation Law of Nevada, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board of Directors finds it to be appropriate; or

            (2) Lack of Good Faith. To indemnify any person for any expenses incurred by him or her with respect to any proceeding instituted by him or her to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by him or her in such proceeding was not made in good faith or was frivolous;

            (3) Insured Claims. To indemnify any person for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to him or her by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Corporation.

            (4) Claims Under Section 16(b). To indemnify any person for expenses or the payment of profits arising from the purchase and sale by him or her of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar or successor statute.

      (j) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article NINTH; provided, however, that such insurance is available on acceptable terms, which deter- mination shall be made by a vote of a majority of the Directors.

      (k) Savings Clause. If this Article NINTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation (i) shall nevertheless indemnify each director and officer of the Corporation and (ii) may nevertheless indemnify each employee and agent of the Corporation, as to any cost, charge and expense (including attorney's fees), judgment, fine and amount paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article NINTH that shall not have been invalidated and to the full extent permitted by applicable law.

      (l) Amendment. No amendment, termination or repeal of this Article NINTH shall affect or impair in any way the rights of any director or officer of the Corporation to indemnification under the provisions hereof with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or appeal.

      (m) Subsequent Legislation. If the General Corporation Law of Nevada is amended after adoption of this Charter to further expand the indemnification permitted to directors, officers, employees or agents of the Corporation, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of Nevada, as so amended.

      (n) Restriction. Notwithstanding any other provision hereof whatsoever, no person shall be indemnified under this Article NINTH who is adjudged liable for (i) a breach of duty to the Corporation or its shareholders that resulted in personal enrichment to which he was not legally entitled, (ii) intentional fraud or dishonesty or illegal conduct, or (iii) for any other cause prohibited by applicable state or federal law, unless a court determines otherwise.

                {EXCLUSION OF DIRECTOR LIABILITY}

      TENTH.   As authorized by Section 78.037(1) of the General
    Corporation Law of Nevada, no director or officer of the Corporation shall be personally liable to the Corporation or any shareholder thereof for monetary damages for breach of his fiduciary duty as a director or officer, except for liability for (a) any acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) any payment of dividends in violation of Section 78.300 of the General Corporation Law of Nevada, as it now exists or may hereafter be amended. This Article TENTH shall apply to a person who has ceased to be a director or officer of the Corporation with respect to any breach of fiduciary duty which occurred when such person was serving as a director or officer. This Article TENTH shall not be construed to limit or modify in any way any director's or officer's right to indemnification or other right whatsoever under this Charter, the Corporation's Bylaws or the General Corporation Law of Nevada.

      If the General Corporation Law of Nevada hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers generally, then the liability of the Corporation's directors and officers, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the General
    Corporation Law of Nevada as so amended. Any repeal or modification of this Article TENTH by the shareholders shall be prospective only and shall not adversely affect any limitation on the personal liability of any director or officer existing at the time of such repeal or modification.

                           {AMENDMENT}

      ELEVENTH.   The Corporation reserves the right to amend,
    restate or repeal any provision contained in this Charter, in the manner now or hereafter prescribed by statute, and all rights conferred on shareholders are granted subject to this reservation.

        {INAPPLICABILITY OF CONTROL SHARE ACQUISITION STATUTE}

      TWELFTH.    The Corporation expressly elects not to be governed
    by Sections 78.378 through 78.3793 of the General Corporation
    Law of Nevada (concerning acquisitions of controlling interest in corporations), as it now exists or may hereafter be amended, or any successor statute. The affirmative vote of at least a majority of the total voting power shall be required to amend, repeal or adopt any provision inconsistent with this Article THIRTEENTH. IN WITNESS WHEREOF, the undersigned, being the Incorporator named above, for the purpose of forming a corporation pursuant to the General Corporation Law of Nevada, does hereby make and file this Certificate of Incorporation for RENEGADE VENTURE (NEV.) CORPORATION.

DATED: September 2, 1997

                           INCORPORATOR:


                              /s/ John D. Brasher Jr.
                           X...........................
                              John D. Brasher Jr.




Exhibit 3.2 to Form 8-K dated September 22, 1997



                               BYLAWS
                                 of
                  RENEGADE VENTURE (NEV.) CORPORATION
                      (A Nevada Corporation)

                             ARTICLE I
                              General

      1.01 Applicability. These Bylaws provide rules for conducting the business of this corporation (the "Company"). Every shareholder and person who subsequently becomes a shareholder, the Board of Directors, Committees and Officers of the Company shall comply with these Bylaws, as amended from time to time.
    All bylaws and resolutions heretofore adopted by the Board of Directors are hereby repealed, to the extent in conflict with the provisions of these Bylaws.

      1.02 Offices. The principal office of the Company shall be selected by the Board of Directors from time to time and may be within or without the State of Nevada. The Company may have such other offices, within or without the State of Nevada, as the Board of Directors may, from time to time, determine. The registered office of the Company required by the General Corporation Law of Nevada to be maintained in Nevada may be, but need not be, identical with the principal office if in Nevada, and the address of the registered office may be changed from time to time by the Board of Directors.

      1.03  Definition of Terms. Terms defined in the Company's
    Certificate of Incorporation, as amended and restated from time to time (the "Charter"), shall have the same meanings when used in these Bylaws.

                             ARTICLE II
                         Stock Certificates

      2.01 Stock Certificates. The shares of the Company's capital stock shall be represented by consecutively numbered certificates signed by the President or a Vice President and the Secretary or Assistant Secretary of the Company, and sealed with the seal of the Company, or a facsimile thereof. If certificates are signed by a transfer agent and registrar other than the Company or an employee thereof, the signatures of the officers of the Company may be facsimile. In case any officer who has signed (by real or facsimile signature) a certificate shall have ceased to hold such office before the certificate is issued, it may be issued by the Company with the same effect as if he continued to hold such office on the date of issue. Each certificate representing shares shall state upon the face thereof: (i) that the Company is organized under the laws of the State of Nevada; (ii) the name of the person to whom issued; (iii) the number, class and series (if any) of shares which such certificate represents; and (iv) the par value, if any, of the shares represented by such certificate, or a statement that the shares have no par value.

      If any class or series of shares is subject to special powers, designations, preferences or relative, participating or other special rights, then such (together with all qualifications, limitations or restrictions of such preferences or rights) shall be set forth in full or summarized on the certificate representing such class or series. Moreover, each certificate shall state that the Company will furnish, without charge, to the registered holder of the shares represented by such certificate who so requests a statement setting forth such information in full.

      Each certificate also shall set forth restrictions upon transfer, if any, or a reference thereto, as shall be adopted by the Board of Directors or by the shareholders, or as may be contained in this Article II. Any shares issued without registration under the Securities Act of 1933, as amended
    ("Act"), shall bear a legend restricting transfer unless such shares are registered under such act or an exemption from registration is available for a proposed transfer.

      2.02 Consideration for Shares. Shares of the Company shall be issued, and treasury shares may be disposed of, for such consideration or considerations as shall be fixed from time to time by the Board of Directors. No shares shall be issued for less than the par value thereof. The consideration for the issuance of shares may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Company, or as permitted in the Charter.

      2.03 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, and the Board of Directors when authorizing such issue of a new certificate or certificates may in its discretion, and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates or his legal representative to advertise the same in such manner as it shall require, and/or furnish to the Company a bond in such sum as it may direct, as indemnity against any claim that may be made against the Company. Except as hereinabove in this section provided, no new certificate or certificates evidencing shares of stock shall be issued unless and until the old certificate or certificates, in lieu of which the new certificate or certificates are issued, shall be surrendered for cancellation.

      2.04 Registered Holder as Owner. The Company shall be entitled to treat the registered holder of any shares of the Company as the owner of such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the registered holder of such shares, whether or not the Company shall have either actual or constructive notice of the interests of such purchaser, assignee, or transferee or other person. The purchaser, assignee, or transferee of any of the shares of the Company shall not be entitled: to receive notice of the meetings of the shareholders; to vote at such meetings; to examine a list of the shareholders; to be paid dividends or other sums payable to shareholders; or to own, enjoy and exercise any other property or rights deriving from such shares against the Company, until such purchaser, assignee, or transferee has become the registered holder of such shares.

      2.05 Reversions. Cash, property or share dividends, shares issuable to shareholders in connection with a reclassification of stock, and the redemption price of redeemed shares, which are not claimed by the shareholders entitled thereto within TWO years after the dividend or redemption price became payable or the shares became issuable, despite reasonable efforts by the Company to pay the dividend or redemption price or deliver the certificate(s) for the shares to such shareholders within such time shall, at the expiration of such time, revert in full ownership to the Company, and the Company's obligation to pay any such dividend or redemption price or issue such shares, as the case may be, shall thereupon cease; provided, that the Board of Directors may at any time and for any reason satisfactory to it, but need not, authorize (i) payment of the amount of cash or property dividend or (ii) issuance of any shares, ownership of which has reverted to the Company pursuant to this Section of
    Article II, to the person or entity who or which would be entitled thereto had such reversion not occurred.

      2.06 Returned Certificates. All certificates for shares changed or returned to the Company for transfer shall be marked by the Secretary "CANCELLED," with the date of cancellation, and the transaction shall be immediately recorded in the certificate book opposite the memorandum of their issue. The returned certificate may be inserted in the certificate book.

      2.07 Transfer of Shares. Upon surrender to the Company or to a transfer agent of the Company of a certificate of stock endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and such documentary stamps as may be required by law, it shall be the duty of the Company to issue a new certificate, upon payment by the transferee of such nominal charge therefor as the Company or its transfer agent may impose. Each such transfer of stock shall be entered on the stock book of the Company. Respecting any securities issued in reliance upon Rule 903 of Regulation S under the Act at any time when the Company is not a "reporting issuer" as defined in Rule 902 of Regulation S, no transfer of such securities shall be registered unless made in accordance with the provisions of Regulation S.

      2.08 Transfer Agent. The Board of Directors shall have power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such transfer agents and registrars. Any powers or duties with respect to the transfer and registration of certificates may be delegated to the transfer agent and registrar.

                             ARTICLE III
                    Meetings of the Shareholders

      3.01 Annual Meeting. The annual meeting of the shareholders shall be held between the 90th and 180th day after the tax year end, at such date and time and at such place, within or without the State of Nevada, as is designated from time to time by the Board of Directors and stated in the notice of the meeting. At each annual meeting the shareholders shall elect a Board of Directors in accordance with the Charter and shall transact such other business as may properly be brought before the meeting.

      3.02 Special Meetings. Unless otherwise proscribed by law, the Charter or these Bylaws, special meetings of the shareholders may be called by the Chairman of the Board, the President, or a majority of the Board of Directors, or by persons who as of the date of calling the meeting are the holders of not less than ten percent (10%) of the total voting power. Requests for special meetings shall state the purpose or purposes of the proposed meeting.

      3.03 Notice of Meetings. Except as otherwise provided by law, the Charter or these Bylaws, written notice of any annual or special meeting of the shareholders shall state the place, date, and time thereof and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each shareholder of record entitled to vote at such meeting not fewer than 10 nor more than 60 days prior to the meeting by any means permitted in Article IX hereof. No business other than that specified in the notice of a special meeting shall be transacted at any such special meeting.

      3.04 Record Date. In order that the Company may determine shareholders of record who are entitled (i) to notice of or to vote at any shareholders meeting or adjournment thereof, (ii) to express written consent to corporate action in lieu of a meeting, (iii) to receive payment of any dividend or other distribution, or (iv) to allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock, or in order that the Company may make a determination of shareholders of record for any other lawful purpose, the Board of Directors may fix in advance a date as the record date for any such determination. Such date shall not be more than 60 days, and in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken, and in no event may the record date precede the date upon which the Directors adopt a resolution fixing the record date.

      If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is given (as defined in Article IX hereof) or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of the shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjournment

      3.05 Voting List. At least 10 days but nor more than 60 days before any meeting of shareholders, the officer or transfer agent in charge of the Company's stock transfer books shall prepare a complete alphabetical list of the shareholders entitled to vote at such meeting, which list shows the address of each shareholder and the number of shares registered in his or her name. The list so prepared shall be maintained at the corporate offices of the Company and shall be open to inspection by any shareholder, for any purpose germane to the meeting, at any time during usual business hours during a period of no fewer than 10 days prior to the meeting. The list shall also be produced and kept open at any shareholders meeting and, except as otherwise provided by law, may be inspected by any shareholder or proxy of a shareholder who is present in person at the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine the list of shareholders and to vote at any meeting of shareholders.

      3.06 Quorum; Adjournments. (a) The holders of a majority of the total voting power at any shareholders meeting present in person or by proxy shall be necessary to and shall constitute a quorum for the transaction of business at all shareholders meetings, except as otherwise provided by law or by the Articles.

      (b) If a quorum is not present in person or by proxy at any shareholders meeting, a majority of the voting shares present or represented shall have the power to adjourn the meeting from time to time to the same or another place within 30 days thereof and no further notice of such adjourned meeting need be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

      (c) Even if a quorum is present in person or by proxy at any shareholders meeting, a majority of the voting shares present or represented shall have the power to adjourn the meeting from time to time, for good cause, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, until a new date which is not more than 30 days after the date of the original meeting.

      (d) Any business which might have been transacted at a shareholders meeting as originally called may be transacted at any meeting held after adjournment as provided in this Section
    3.06 at which reconvened meeting a quorum is present in person or by proxy. Anything in paragraph (b) of this Section to the contrary notwithstanding, if an adjournment is for more than 30 days, or if after an adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote thereat.

      (e) The shareholders present at a duly called meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

      3.07 Proxies. At all meetings of shareholders, a shareholder may vote by proxy, executed in writing by the shareholder or by his duly authorized attorney in fact. Any proxyholder shall be authorized to sign, on the shareholder's behalf, any written consent for shareholder action taken in lieu of a meeting. Such proxy shall be filed with the Secretary of the Company before or at the time of the meeting. No proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed three (3) years from the date of its execution.

      3.08 Voting of Shares. At any shareholders meeting every shareholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law, by the Articles or in the Board resolution authorizing the issuance of shares, each shareholder of record shall be entitled to one vote (on each matter submitted to a vote) for each share of capital stock registered in his, her or its name on the Company's books. Except as otherwise provided by law or by the Articles, all matters submitted to the shareholders for approval shall be determined by a majority of the votes cast (not counting abstentions) at a legal meeting commenced with a quorum.

      3.09 Voting of Shares by Certain Holders. Neither treasury shares, nor shares of its own stock held by the Company in a fiduciary capacity, nor shares held by another corporation if the majority of the shares entitled to vote for the election of directors of such other corporation is held by the Company, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

      Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

      Shares held by an administrator, executor, personal representative, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

      Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

      A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

      3.10 Chairman. The Chairman of the Board of Directors of the Company, if there is one, or in his absence, the President, shall act as chairman at all meetings of shareholders.

      3.11 Manner of Shareholder Voting. Voting at any shareholders' meeting shall be oral or by show of hands;
    provided, however, that voting shall be by written ballot if such demand is made by any shareholder present in person or by proxy and entitled to vote.

      3.12 Informal Action by Shareholders; Record Date. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such a consent must be filed with the minutes of the proceedings of shareholders and shall have the same force and effect as a vote of the shareholders, and may be stated as such in any document filed with the Secretary of State of Nevada under the General Corporation Law of Nevada. Written notice of such action shall be given to all shareholders who have not consented in writing to the action taken. The record date for determining shareholders entitled to consent to corporate actions in writing without a meeting (the "consent record date") shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date was adopted. However, if no consent record date is fixed, the consent record date shall be, respectively, (i) if prior action by the Board of Directors is required under the General Corporation Law of Nevada for the consent to be validly taken, the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (ii) if prior action by the Board of Directors is not required, the first date on which a properly signed and dated consent setting forth the action taken or proposed to be taken is delivered as required above.

      3.13 Presiding Officers; Order of Business. (a) Shareholders meetings shall be presided over by the Chairman of the Board; or if the Chairman (and Vice Chairman) is not present, by the President; or if the President is not present, by a Vice President; or if a Vice President is not present, by such person chosen by the Board of Directors; or if none, by a chairperson to be chosen at the meeting by shareholders present in person or by proxy who own a majority of the voting power present. The Secretary of a shareholders meeting shall be the Secretary of the Company; or if the Secretary is not present, an Assistant Secretary; or if an Assistant Secretary is not present, such person as may be chosen by the Board of Directors; or if none, by such person who is chosen by the chairperson at the meeting.

      (b) The following order of business, unless otherwise ordered at the shareholders meeting by the chairperson thereof, shall be observed as far as practicable and consistent with the purposes of the meeting:

       1.   Calling of the shareholders' meeting to order.

       2. Presentation of proof of mailing of the notice of the meeting and, if a special meeting, the call thereof.

       3.   Presentation of proxies.

       4.   Determination and announcement that a quorum is present.

       5. Reading and approval (or waiver thereof) of the minutes of the previous meeting of shareholders.

       6.   Reports, if any, of officers.

       7. Election of directors, if the meeting is an annual meeting or a meeting called for such purpose.

       8. Consideration of the specific purpose or purposes for which the meeting has been called, other than election of directors.

       9. Transaction of such other business as may properly come before the meeting.

       10.  Adjournment.

      3.14 Annual Report. The President of the Company shall prepare an annual report which will set forth a statement of affairs of the Company as of the end of its last fiscal year, including a balance sheet, an income statement and a statement of changes in financial position, which need not be audited, and present them at the annual meeting of shareholders. Failure to prepare or present an annual report shall not affect the validity of any shareholder meeting. No such report need be prepared or presented for any fiscal year in which the Company was inactive. This Section shall not apply as to any fiscal year if the Company (i) was at the year end subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, and subsequently furnishes to the shareholders an annual report or report on Form 10-K under such Act covering such fiscal year, or (ii) furnishes to shareholders an Information Statement which conforms to the requirements of Rule 15c2-11 of the Securities and Exchange Commission.

                             ARTICLE IV
                     Directors, Powers and Meetings


      4.01 General Powers. All corporate powers shall be exercised, and the Company's business and affairs shall be managed, by or under the authority of its Board of Directors, except as otherwise provided in the General Corporation Law of Nevada or the Charter.

      4.02 Number, Tenure and Qualifications. The Company's Board of Directors shall consist of not less than one (1) and not more than seven (7) Directors, as resolved from time to time by the Board of Directors. If such number is not so fixed, the Company shall have one Director. Directors shall be elected at each annual meeting of shareholders, except as otherwise provided below. Each Director shall hold office until the next annual meeting of shareholders and thereafter until his successor shall have been elected and duly qualified. Directors need not be residents of Nevada or shareholders of the Company. Directors shall be elected by plurality vote. At least one-fourth in number of the Directors must be elected annually. No decrease in the number of Directors shall shorten the term of any incumbent Director.

      4.03 Vacancies; Resignation. (a) Any vacancy occurring in the Board of Directors, except resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by the affirmative vote of a majority of the entire board or by a majority of the total voting power at any annual meeting or at a special meeting of shareholders called for that purpose, or by means of written shareholder consents taken in lieu of a meeting. Every director chosen to fill a vacancy as provided in this Section shall hold office until the next annual meeting of shareholders or until his successor has been elected and qualified.

      (b) Any Director may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Secretary of the Company. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery to the Board or the designated officer. A resignation need not be accepted in order for it to be effective.

      4.04 Removal of Directors. Any Director may be removed only by the shareholders in the manner provided in the Company's Charter and, if no such provision appears therein, then as provided by law. Such action may be taken at any special meeting called for that purpose or by means of written shareholder consents. In case any vacancy so created shall not be filled by the shareholders at such meeting or in the written consent effecting removal, such vacancy may be filled by a majority of the Board of Directors.

      4.05 Place of Meetings. The Board of Directors may hold both regular and special meetings either within or without the State of Nevada, at such place as the Board of Directors from time to time deems advisable.

      4.06 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than these Bylaws immediately after and at the same place as the annual meeting of shareholders. The Board of Directors may provide by resolution the time and place for the holding of additional regular meetings without other notice than such resolution; provided, that any Director not present when any such resolution is passed is given notice of the resolution.

      4.07 Special Meetings. A special meeting of the Board of Directors shall be held without other notice than these Bylaws immediately after and at the same place as every special meeting of shareholders. Special meetings of the Board of Directors also may be called by or at the request of the Chairman of the Board, the President, or any two Directors upon two days' notice to each director if such notice is delivered personally or sent by telegram, or upon five days' notice if sent by mail.

      4.08 Telephonic Meetings. One or more members of the Board of Directors or any committee designated by the Board may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear one another at the same time. Such participation shall constitute presence in person at the meeting. All participants in any meeting of Directors, by virtue of their participation and without further action on their part, shall be deemed to have consented to the recording of such meeting by electronic device or otherwise, and to the making of a written transcript thereof, in order that minutes thereof shall be available for the Company's records.

      4.09 Notice. Except as otherwise provided above, notice of the time, date and place, of every special meeting of Directors or any committee thereof shall be given. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

      4.10 Quorum; Adjournments. A majority of the number of directors then in office, present in person or by means of conference telephone or similar equipment, shall constitute a quorum for the transaction of business at every Board meeting, and the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as may otherwise specifically be provided by law, the Charter or these Bylaws. If a quorum is not present at any Board meeting, the directors present may adjourn the meeting, from time to time, without notice other than announcement of the meeting, until a quorum is present.

      4.11 Compensation. Directors shall be entitled to such compensation for their services as directors as from time to time may be fixed by the Board and shall be entitled to reimbursement of all reasonable expenses incurred by them in attending Board meetings. A director may waive compensation for any Board meeting. No director who receives compensation as a director shall be barred from serving the Company in any other capacity or from receiving compensation and reimbursement of reasonable expenses for any or all such other services.

      4.12 Presumption of Assent. A Director of the Company who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail, first class, postage prepaid, to the Secretary of the Company, provided such mailing is postmarked within ten calendar days after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

      4.13 Action by Directors Without Meeting. Any action required to be taken at a meeting of the Directors of the Company or of a committee of Directors or any action which may be taken at such a meeting, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors entitled to vote with respect to the subject matter thereof. A consent shall be sufficient for this
    Section if it is executed in counterparts, in which event all of such counterparts, when taken together, shall constitute one and the same consent.

      4.14 Bank Accounts, etc. Anything herein to the contrary notwithstanding, the Board of Directors may, except as may otherwise be required by law, authorize any officer or officers, agent or agents, in the name of and on behalf of the Company, to sign checks, drafts, or other orders for the payment of money or notes or other evidences of indebtedness, to endorse for deposit, deposit to the credit of the Company at any bank or trust company or banking institution in which the Company may maintain an account or to cash checks, notes, drafts, or other bankable securities or instruments, and such authority may be general or confined to specific instances, as the Board of Directors may elect.

      4.15 Inspection of Records. Every Director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties, of the Company and of its subsidiaries. Such inspection may be made personally or by an agent and includes the right to make copies and extracts.

      4.16 Executive Committee. (a) The Board of Directors may, by resolution adopted by a majority of the whole Board, appoint two or more of its members to constitute an Executive Committee. One of such directors shall be designated as Chairman of the Executive Committee. Each member of the Executive Committee shall continue as a member thereof until the expiration of his term as a director, or until his earlier resignation from the Executive Committee, in either case unless sooner removed as a director or member of the Executive Committee by any means authorized by the Charter or herein.

      (b) The Executive Committee shall have and may exercise, to the extent provided in such resolution and except as prohibited by law, all of the rights, power and authority of the Board of Directors.

      (c) The Executive Committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by its rules. The Chairman of the Executive Committee, or in the absence of the Chairman, a member of the Executive Committee chosen by a majority of the members present, shall preside at all meetings of the Executive Committee, and another member thereof chosen by the Executive Committee shall act as Secretary. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members thereof shall be required for any action of the Executive Committee. The Executive Committee shall keep minutes of its meetings and deliver such minutes to the Board of Directors.

      4.17 Other Committees. The Board of Directors may, by resolution duly adopted by a majority of directors at a meeting at which a quorum is present, appoint an audit committee, compensation committee, and such other committee or committees as it shall deem advisable and with such limited authority as the Board of Directors shall from time to time determine.

      4.18 Other Provisions Regarding Committees. (a) The Board of Directors shall have the power at any time to fill vacancies in, change the membership of, or discharge any committee. The members of any committee present at any meeting of a committee, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

      (b) Members of any committee shall be entitled to such compensation for their services as such as from time to time may be fixed by the Board of Directors and in any event shall be entitled to reimbursement of all reasonable expenses incurred in attending committee meetings. Any member of a committee may waive compensation for any meeting. No member of a committee who receives compensation as a member of one or more committees shall be barred from serving the Company in any other capacity or from receiving compensation and reimbursement of reasonable expenses for any or all such other services.

      (c) Unless otherwise prohibited by law, the provisions above concerning action by written consent of directors and meetings of directors by telephonic or similar means shall apply to all committees from time to time created by the Board of Directors.

                               ARTICLE V
                          Officers and Agents

      5.01 Positions. The Company's officers generally shall be chosen by the Board of Directors and shall consist of a Chairman of the Board, a President, one or more Vice Presidents if desired, a Secretary and a Treasurer. The Board of Directors may appoint one or more other officers, assistant officers and agents as it from time to time deems necessary or appropriate, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the Board of Directors. The Board may delegate to the Chairman of the Board the authority to appoint any officer or agent of the Company and to fill a vacancy other than the Chairman of the Board or President. Any two or more offices may be held by the same person, except that no person may simultaneously hold the offices of President and Secretary and of President and Vice President. In all cases where the duties of any officer, agent or employee are not prescribed by these bylaws or by the Board of Directors, such officer, agent or employee shall follow the orders and instructions of the President.

      5.02 Term of Office; Removal. Each officer of the Company shall hold office at the pleasure of the Board and any officer may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office; provided, that any officer appointed by the Chairman of the Board pursuant to authority delegated by the Board may be removed, with or without cause, at any time by the Chairman whenever the Chairman in his or her absolute discretion shall consider that the Company's best interests shall be served by such removal. Removal of an officer by the Board (or the Chairman, as the case may be) shall not prejudice the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contract rights.

      5.03 Vacancies. A vacancy in any office, however occurring, may be filled by the Board or the Executive Committee, for the unexpired portion of the term by majority vote of its members, or by the Chairman of the Board in the case of a vacancy occurring in an office to which the Chairman has been delegated authority to make appointments.

      5.04 Compensation. The salaries of all officers of the Company shall be fixed from time to time by the Board, and no officer shall be prevented from receiving a salary by reason of the fact that he also receives compensation from the Company in any other capacity.

      5.05 Chairman of the Board. The Chairman of the Board ("Chairman"), if such officer shall be chosen by the Board of Directors, shall preside at all meetings of the Board of Directors and meetings of shareholders at which he is present and shall exercise general supervision and direction over the implementation of Board policy affecting the affairs of the Company. Any act which may be performed by the Chief Executive Officer or President may be performed by the Chairman.

      5.06 Chief Executive Officer; Chief Operating Officer. The Chairman of the Board shall, unless the Board determines otherwise, serve as the Chief Executive Officer ("CEO") of the Company. If the Chairman is not designated the CEO, then the President shall serve as CEO. The Board may, from time to time, designate from among the executive officers of the Company an officer to serve as Chief Operating Officer ("COO") of the Company. If the Chairman serves as the CEO, then the President shall serve as COO. If the President is designated CEO, then the Executive Vice President (or if there is none, then the next most senior Vice President) shall serve as COO. A person designated to serve in the capacity of CEO or COO shall serve at the pleasure of the Board.

      A person designated Chief Executive Officer (CEO) shall have primary responsibility for and active charge of the management and supervision of the Company's business and affairs. The CEO may execute in the name of the Company authorized corporate obligations and other instruments, shall perform such other duties as may be prescribed by the Board (or Chairman, as the case may be) from time to time and, in the absence or disability of the President, shall exercise all of the duties and powers of the President. In the event that the President is not the CEO, then the CEO shall supervise the performance of the President and shall be responsible for the execution of the policies and directives of the Board. The CEO shall report directly to the Board. The CEO shall perform such other duties as may be assigned by the Board (or Chairman, as the case may be). The CEO may perform any act which might be performed by the President.

      A person designated Chief Operating Officer (COO) shall be responsible for the day-to-day management of the Company's operations, subject to the authority of the CEO. The COO shall report directly to the CEO of the Company and shall consult with the CEO on all matters of corporate policy and material business activities of the Company. The COO shall perform such other duties as may be assigned by the Board or the CEO.

      5.07 President. The President shall have general active management of the business of the Company, subject to the authority of the Chief Executive Officer if the President is not designated as such, and general supervision of its officers, agents and employees. In the absence of the Chairman and Chief Executive Officer, he shall preside at all meetings of the shareholders and of the Board. In the absence of a designated Chief Executive Officer he shall see that all policies and directives of the Board are carried into effect.

      He shall, unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him, or shall execute in behalf of the Company written instruments appointing a proxy or proxies to represent the Company, at all meetings of the stockholders of any other company in which the Company shall hold any stock. He may, on behalf of the Company, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the President, in person or by substitute or proxy as aforesaid, may vote the stock so held by the Company and may execute written consent and other instruments and power incident to the ownership of said stock, subject however to the instructions, if any, of the Chairman or the Board of Directors. The President shall have custody of the Treasurer's bond, if any.

      5.08 Executive Vice President. The Executive Vice President shall assist the President in the discharge of supervisory, managerial and executive duties and functions. In the absence of the President or in the event of his death, or inability or refusal to act, the Executive Vice President shall perform the duties of the President and when so acting shall have the duties and powers of the President. He shall perform such other duties as from time to time may be assigned to him by the President, Chairman or Board of directors.

      5.09 Vice Presidents. The Vice Presidents, if any, shall assist the President and Executive Vice President and shall perform such duties as may be prescribed by the Board, the Chairman or the President. Vice Presidents in the order of their seniority shall, in the absence or disability of the Chairman and President, exercise all of the duties and powers of such officers. The Executive Vice President, if any, shall be the most senior of Vice Presidents, and the Senior Vice President, if any, shall be the next most senior of Vice Presidents. In regard to other Vice Presidents, they shall have the respective ranks designated by the Board of Directors, or if none has been so designated, as designated by the Chairman, or if none has been so designated by the Chairman, they shall rank in the order of their respective elections to such office. The execution of any instrument on the Company's behalf by a Vice President shall be conclusive evidence, as to third parties, of his authority to act in the stead of the President and Executive Vice President.

      5.10 Secretary. The Secretary shall: (i) keep the minutes of the proceedings of the shareholders and the Board of Directors and record all votes and proceedings thereof in a book kept for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the Company and affix the seal to all documents when authorized by the Board of Directors; (iv) keep at its registered office or principal place of business within or outside Delaware a record containing the names and addresses of all shareholders and the number and class of shares held by each, unless such a record shall be kept at the office of the Company's transfer agent or registrar; (v) sign with the President, or a Vice President, certificates for shares of the Company, the issuance of which shall have been authorized by resolution of the Board of Directors; (vi) have general charge of the stock transfer books of the Company, unless the Company has a transfer agent; and (vii) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or the Board of Directors. The Board of Directors may give general authority to officers other than the Secretary or any Assistant Secretary to affix the Company's seal and to attest the fixing thereof by his or her signature.

      5.11 Assistant Secretary. The Assistant Secretary, if any (or if there is more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their appointment), in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary. The Assistant Secretary(ies) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman or the Chief Executive Officer. The Chairman may appoint one or more Assistant Secretary(ies) to office.

      5.12 Treasurer. The Treasurer shall, unless the Board otherwise resolves, be the principal financial officer and principal accounting officer of the Company and shall have the care and custody of all funds, securities, evidence of indebtedness and other valuable effects of the Company, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all money and other valuable effects of the Company in the name and to the credit of the Company in such depositories as from time to time may be designated by the Board. The Treasurer shall disburse the funds of the Company in such manner as may be ordered by the Board from time to time and shall render to the Chairman of the Board, the President and the Board, at regular Board meetings or whenever any of them may so require, an account of all transactions and of the Company's financial condition.

      5.13 Assistant Treasurer. The Assistant Treasurer, if any (or if there is more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their appointment), in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer(s) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman or the Chief Executive Officer. The Chairman may appoint one or more Assistant Treasurer(s) to office.

      5.14 Resignations. Any officer may resign at any time by giving written notice to the Board or to the Chairman. Such resignation shall take effect at the time specified therein and, unless specified therein, no acceptance of the resignation shall be required for the resignation to be effective.

      5.15 Delegation of Duties. In the event of the absence or disability of any officer of the Company, or for any other reason the Board shall deem sufficient, the Board may temporarily designate the powers and duties, or particular powers and duties, of such officer to any other officer, or to any director.

      5.16 Fidelity Bonds. The Board of Directors shall have the power, to the extent permitted by law, to require any officer, agent or employee of the Company to give bond for the faithful discharge of his duties in such form and with such surety or sureties as the Board deems advisable.

                            ARTICLE VI
                          Indemnification

      Every Director, officer, employee and agent of the Company, and every person serving at the Company's request as a director, officer (or in a position functionally equivalent to that of officer or director), employee or agent of another corporation, partnership, joint venture, trust or other entity, shall be indemnified to the extent and in the manner provided by the Company's Charter, as it may be amended, and in the absence of any such provision therein, in accordance with Nevada law.

                            ARTICLE VII
        Execution of Instruments and Deposit of Corporate Funds

      7.01 Execution of Instruments Generally. The Chairman of the Board, the President, any Vice President, the Secretary or the
    Treasurer, subject to the approval of the Board of Directors,may enter into any contract or execute and deliver any instrument in the name and on behalf of the Company. The Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Company, and such authorization may be general or confined to specific instances.

      7.02 Borrowing. Unless and except as authorized by the Board of Directors, no loans or advances shall be obtained or contracted for, by or on behalf of the Company, and no negotiable paper shall be issued in its name. Such authorization may be general or confined to specific instances. Any officer or agent of the Company thereunto so authorized may attain loans and advances for the Company and for such loans and advances may make, execute and deliver any promissory notes, bonds, or other evidences of indebtedness of the Company. Any officer or agent of the Company so authorized may pledge, hypothecate or transfer as security for the payment of any and all loans, advances, indebtedness and liabilities of the Company, any and all stocks, bonds other securities and other personal property at any time held by the Company, and to that end may endorse, assign and deliver the same and do every act and thing necessary or proper in connection therewith.

      7.03 Deposits. All funds of the Company not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositaries as the Board of Directors may select, or as may be selected by any officer or officers or agent or agents authorized to do so by the Board of Directors. Endorsements for deposit to the credit of the Company in any of its duly authorized depositaries shall be made in such manner as the Board of Directors from time to time may determine.

      7.04 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, and all notes or other evidence of indebtedness issued in the name of the Company, shall be signed by such officer or officers or agent or agents of the Company and in such manner as the Board of Directors from time to time may determine.

      7.05 Proxies. Proxies to vote with respect to shares of stock of other corporations owned by, or standing in the name of, the Company may be executed and delivered from time to time on behalf of the Company by the Chairman of the Board, the President or any Vice President or by any other person or persons thereunto authorized by the Board of Directors.

                           ARTICLE VIII
                           Miscellaneous

      8.01 Declaration of Dividends. The Board of Directors at any regular or special meeting may declare dividends payable, whenever in the exercise of its discretion it may deem such declaration advisable and such is permitted by law. Such dividends may be paid in cash, property, or shares of the Company.

      8.02 Benefit Plans. Directors shall have the power to install and authorize any pension, profit sharing, stock option, stock award or stock bonus, insurance, welfare, educational, bonus, health and accident or other benefit program which the Board deems to be in the interest of the Company, at the expense of the Company, and to amend or revoke any plan so adopted. Any such plan may adopted and have full force and effect by resolution of the Board of Directors, except where applicable laws, rules or regulations require prior approval of the Company's shareholders of such plan in order for the plan to be valid.

      8.03 Seal. The corporate seal of the Company shall be circular in form and shall contain the name of the Company, the year incorporated and the words "Seal" and "Nevada".

      8.04 Fiscal Year. The Board of Directors shall have the power to fix, and from time to time change, the fiscal year of the Company. Any such adoption of or change in a fiscal year shall not constitute or require an amendment to these Bylaws.

      8.05 Amendment of Bylaws. These Bylaws may be amended or repealed in the manner provided for in the Charter, or if none is there provided: by majority vote of the Board of Directors, taken at any meeting or by written consent, subject to the shareholders' right to change or repeal any Bylaws so made or adopt new Bylaws by vote of at least a majority of the total voting power. Bylaws amendments may be proposed by any Director or shareholder. Any action duly taken by the Board or the shareholders which conflicts or is inconsistent with these Bylaws (as they may be amended) shall constitute an amendment of the Bylaws, if the action was taken by such number of directors or shares voting as would be sufficient for amendment of the Bylaws.

      8.06 Gender. The masculine gender is used in these Bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

      8.07 Conflicts. In the event of any irreconcilable conflict between these Bylaws and either the Company's Charter or applicable law, the latter shall control.

      8.08 Definitions. Except as these Bylaws otherwise specifically provide, all terms used in these Bylaws shall have the definitions given them in the Company's Charter or the Nevada General Corporation Law.

                              ARTICLE IX
                               Notices

      9.01 Receipt of Notices by the Company. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the Company when they are actually received: (i) at the registered office of the Company in Nevada; (ii) at the principal office of the Company (as designated in the most recent document filed by the Company with the Nevada Secretary of State designating a principal office) addressed to the attention of the Secretary of the Company; (iii) by the Secretary of the Company wherever the Secretary may be found; or (iv) by any other person authorized from time to time by the Board of Directors or the President to receive such writings, wherever such person is found.

      9.02 Giving of Notice. Except as otherwise provided by the General Corporation Law of Nevada, these Bylaws, the Charter or resolution of the Board of Directors, every meeting notice or other notice, demand, bill, statement or other communication (collectively, "Notice") from the Company to a Director, Officer or shareholder shall be duly given if it is written or printed and is (i) sent by first class or express mail, postage prepaid,
    (ii) sent by any commercial overnight air courier service, such as DHL, Federal Express, Emery, Airborne, UPS or similar service, (iii) sent by telegraph, cablegram, telex, telecopier, facsimile or similar transmission, (iv) delivered by any commercial messenger service which regularly retains its receipts, or (v) personally delivered, provided a receipt is obtained reflecting the date of delivery. Notice shall not be duly given unless all delivery or postage charges are prepaid. Notice shall be given to an addressee's most recent address as it appears on the Company's records or to such other address as has been provided in writing to the Secretary. A Notice shall be deemed "given" when dispatched for delivery, when personally delivered, when transmitted electronically, or if mailed, on the date postmarked. This Section shall not have the effect of shortening any notice period provided for in these Bylaws.

      9.03 Waiver of Notice. Any Notice required or permitted by the General Corporation Law of Nevada, the Charter or these Bylaws may be waived in writing at any time by the person entitled to the Notice, and such waiver shall be equivalent to the giving of notice. Notice of any shareholders' meeting shall be waived by attendance, in person or by proxy, at the meeting, unless any question of lack of or defect in a Notice is raised prior to conclusion of the meeting. A waiver of Notice of a special meeting of shareholders shall state the purpose for which the meeting was called or the business to be transacted thereat.

       APPROVED AND ADOPTED by the Board of Directors as of September
    18, 1997.

                    SECRETARY'S CERTIFICATION

      I, the undersigned Secretary of this corporation, hereby certify that the foregoing Bylaws were duly adopted by its Board of Directors on the date above indicated and that the foregoing text of the Bylaws are currently in full force and effect and have not been revoked, suspended or amended since adoption thereof.

Dated: September 18, 1997

                             RENEGADE VENTURE (NEV.) CORPORATION




                                 /s/ Elisabeth Crosse
                            By......................................
                               Secretary or Assistant Secretary

(SEAL)





Exhibit 10.1 to Form 8-K dated September 22, 1997


                   RENEGADE VENTURE (NEV.) CORPORATION

                  1997  COMPENSATORY STOCK  OPTION  PLAN


      1.    Purpose of this Plan.

      This Compensatory Stock Option Plan ("Plan") is intended as an employment incentive, to aid in attracting and retaining in the employ or service of RENEGADE VENTURE (NEV.) CORPORATION ("Company"), a Nevada corporation, and any Affiliated Company, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for the issuance of non-statutory stock options ("CSOs" or "Options") which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). Certain other terms also are defined in Paragraph 17 and elsewhere of this Plan.

      2.    Administration of this Plan.

      The Company's Board of Directors ("Board") may appoint and maintain as administrator of this Plan the Compensation Committee ("Committee") of the Board which shall consist of at least two members of the Board who are Non-Employee Directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"). At any time that the Committee is not duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective CSOs (which need not be identical as to number of shares covered by any CSO, the method of exercise as related to exercise in whole or in installments, or otherwise), including the CSO price, and to interpret the provisions and supervise the administration of this Plan. The Committee may in its discretion provide that certain CSOs not vest (that is, become exercisable) until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

      A majority of the members of the Committee shall consititue a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. Each Option shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

      3.    Designation of Participants.

      Only Employees shall be eligible for participation in this Plan. The Committee shall have full power to designate, from among eligible individuals, the persons to whom CSOs may be granted. A person who has been granted a CSO hereunder may be granted an additional CSO or CSOs, if the Committee shall so determine. Persons eligible under this Plan additionally may be granted one or more options under any other compensation or stock option plan or awarded shares under any other benefit plan of the Company. No Option shall confer any right upon the Optionee with respect to the continuation of his employment (or his position as an officer, director, employee or consultant) with the Company or any Affiliated Company, and shall not interfere with the right of the Company or any Affiliated Company to terminate such relationship(s) at any time in accordance with law and any agreements then in force.



      4.    Stock Reserved for this Plan.

      Subject to adjustment as provided in Paragraph 9 below, a total of 2,000,000 shares of Common Stock of the Company ("Option Stock" or "Option Shares") shall be subject to this Plan. The Option Stock subject to this Plan shall consist of unissued shares of Common Stock or previously issued shares of Common Stock reacquired and held by the Company or any Affiliated Company, and such number of Option Shares shall be and is hereby reserved for sale for such purpose. Any Option Shares which may remain unsold and which are not subject to outstanding CSOs at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any CSO expire or be cancelled prior to its exercise in full, the unexercised Option Shares theretofore subject to such CSO may again be subjected to a CSO under this Plan.

      5.    Option Exercise Price.

      The purchase (exercise) price of each share of Option Stock made subject to an Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date the Option is granted. For purposes of this Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange, NASDAQ system, NASDAQ Small Cap Market, or other quotation medium, on which shares of the Company's Common Stock are then trading or quoted, or (ii) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. The cash proceeds from the sale of Option Stock are to be added to the general funds of the Company.

      6. Exercise Period; Vesting. (a) An Option shall have a term of not more than ten (10) years from the date of grant and shall automatically terminate:

            (i) Upon termination of the Optionee's employment with the Company for cause;

            (ii) At the expiration of a period to be determined by the Committee at the time of grant which is not to exceed twelve
    (12) months following the date of termination of the Optionee's employment with the Company without cause for any reason other than death; provided, that if no such period is specified in the Option, the Option shall automatically terminate thirty (30) days following termination of Optionee's employment; provided, further, that if the Optionee dies within such period, subclause
    (iii) below shall apply; or

            (iii) At the expiration of twelve (12) months after the date of death of the Optionee; provided, that the Committee may in its discretion provide that any Option not be exercisable after the Optionee's death or may be exercised for a period less than twelve months.

            (iv) Unless otherwise specified in the Option, if termination is due to the Optionee's "permanent and total disability" within the meaning of Section 422(c)(6) of the Code, an Option may be exercised at any time within twelve (12) months following termination of employment or relationship as a consultant or director.

      (b) "Employment with the Company" as used in this Plan shall include employment or relationship as a consultant, adviser or director with the Company or any Affiliated Company in any such capacity, even if employment or engagement in another capacity ceases. Options granted under this Plan shall not be affected by an employee's transfer of employment among the Company and any one or more Affiliated Companies. An Optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave or sick leave.



      (c) Each Option may be made exercisable (that is, vest) in whole or in nstallments, cumulative or otherwise, during its term, or subject to other restrictions or limitations. Unless otherwise set forth in the granting resolution, an Option shall vest immediately upon grant. If an Option is made to vest over time, any portion not vested at the time of termination of employment or relationship as a director or consultant with the Company shall lapse as if never granted. Nothing contained in this Section shall be construed to extend the term of any Option or to permit anyone to exercise an Option after expiration of its term, nor shall it be construed to increase the number of shares as to which any Option is exercisable from the amount exercisable on the date of termination of the Optionee's employment or relationship as a consultant or director.

      7.    Exercise of Options.

      (a) The Committee, in granting CSOs, shall have discretion to determine the terms upon which CSOs shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased Option Shares shall remain subject to purchase until the CSO expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the CSO, a CSO may be exercised in whole or in part, one or more times, but no CSO may be exercised for a fractional share. Resulting fractions shall be rounded up or down, as appropriate.

      (b) CSOs may be exercised solely by the Optionee or a permitted transferee during his lifetime or by a spouse or former spouse pursuant to a qualified domestic relations order, or if the Option permits, after his death (with respect to the number of shares which the Optionee could have purchased at the time of death) by the person or persons entitled thereto under the decedent's will or the laws of descent and distribution.

      (c) The purchase price of the Option Shares as to which a CSO is exercised shall be paid or delivered in full at the time of exercise and no Option Shares shall be issued until full payment is made therefor. Payment shall be made by any one or more of the following means:

      (i) in cash, represented by bank or cashier's check, certified check or money order, or made by bank wire transfer;

      (ii) by offsetting against the purchase price a cash obligation of the Company which is both liquidated (meaning the dollar amount is fixed and known or easily determinable) and uncontested;

      (iii) with the prior approval of the Committee, by delivering shares of the Company's Common Stock which have been beneficially owned by the Optionee, the Optionee's spouse or both of them, for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock"), the Delivered Stock to be valued by the Committee in good faith at its Fair Market Value on the date of exercise;

      (iv) with the prior approval of the Committee, by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system, the NASDAQ Small Cap Market or a national securities exchange, with an aggregate Fair Market Value on the date of exercise equal to or greater than the exercise price of the Option Shares being purchased under the CSO ("Other Shares"); or

      (v) with the prior approval of the Committee, by delivering to the Company the Optionee's personal recourse promissory note, adequately secured by property other than the Option Shares thereby purchased, containing such terms and conditions as the Committe shall determine.

      (d) An Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Option Shares purchasable upon exercise of an Option unless and until certificates evidencing such shares shall have been issued by the Company to him, her or it.

      (e) An Option may, but need not, provide that the Optionee may at any time when and to the extent the Option is exercisable, effect an Option Exchange, provided the then market price of the Common Stock exceeds the Option's exercise price. To effect an Option Exchange, the Optionee must surrender the Option at the Company's principal offices stating the intent to effect the Option Exchange and the number of Option Shares being exchanged, and the Option Exchange shall be deemed to take place on the date of the Company's receipt thereof or such later date as the Optionee specifies in writing. In connection with any Option Exchange, an Option shall represent the right to subscribe for and acquire the number of Option Shares equal to [i] the number of Option Shares specified by the Optionee in its notice of exchange (the "Total Number") LESS [ii] the number of Option Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the exercise price by (B) the current Fair Market Value of a share of the Common Stock on the date of exchange, or if such date is not a trading day, on the trading day preceding. One or more certificates for the Option Shares issuable and, if applicable, a new Option of like tenor evidencing the balance of the Option Shares remaining subject to the Option, shall be issued as of the exercise date.

      8.    Non-Transferability of Options.

      No Option shall be assignable or otherwise transferable except by will or by operation of law, pursuant to a qualified domestic relations order (as defined in Rule 16b-3 of the Securities and Exchange Commission, or any successor rule), or pursuant to Title I of the Employee Retirement Income Security Act of 1974, as amended (ERISA), or rules thereunder. No CSO shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process. The same restrictions on transfer or assignment shall apply to any heirs, devisees, beneficiaries, legal representatives or other persons acquiring this Option or an interest herein under such an instrument or by operation of law. Any attempt to transfer or otherwise dispose of an Option in contravention of its terms shall void the Option.

      9.    Reorganizations and Recapitalizations of the Company.

      (a) No Limit Imposed on Corporate Powers. The existence of this Plan and Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures or other indebtedness, or any preferred or prior preference stocks senior to or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) Certain Adjustments to be Made. The Option Shares with respect to which Options may be granted hereunder are shares of the Common Stock of the Company as currently constituted. In certain instances, the number of shares purchasable upon exercise of Options and the exercise price shall be adjusted as provided herein. All adjustments and made under this Section shall be made by the Committee in good faith in its sole discretion. Every adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share and number (and if applicable, kind) of shares purchasable.

      (c) Stock Splits, Stock Combinations, Etc. If, and whenever, prior to delivery by the Company of all of the Option Shares which are subject to Options granted hereunder, the Company shall effect a split or combination of the Common Stock or other capital readjustment, the payment of a Common Stock dividend, or recapitalization, reclassification or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of Option Shares available under this Plan and the number of Option Shares with respect to which Options granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares of Common Stock, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares of Common Stock, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

      (d) Certain Other Changes In the Common Stock. If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, share exchange or other business combination in which the Company is the surviving parent corporation, appropriate adjustment shall be made by the Committee in the number and kind of shares for which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised Options shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event.

      (e) Certain Defined Reorganizations. For purposes of this Section, the term "Reorganization" shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company, and the term "Reorganization Agreement" shall mean a plan or agreement with respect to a Reorganization. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any Options, or the shares subject thereto, in any Reorganization Agreement which it does adopt. In the event of a Reorganization (as hereinafter defined), then,

            (i) If there is no Reorganization Agreement, or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or,

            (ii) If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

            (iii) The Committee shall provide to each Optionee then holding an outstanding and unexercised Option not less than thirty (30) calendar Days' advance written notice of any date fixed by the Committee pursuant to this Section 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Committee may otherwise provide, each Optionee shall have the right during such period to exercise his Option only to the extent that the Option was exercisable on the date such notice was provided to the Optionee.

      (f) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

      (g)  No Adjustments to be Made.      Except as expressly
    provided above, the Company's issuance of shares of its capital stock of any class, or securities convertible into shares of its capital stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of capital stock or other securities of the Company, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Option Shares subject to CSOs granted hereunder or the purchase price of such shares.

      10.   Purchase for Investment.

      Unless the Option Shares covered by this Plan have been registered under the Act prior to issuance, each person exercising a CSO under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

      11.   Effective Date and Expiration of this Plan.

      The effective date of this Plan is April 15, 1994, the date of its adoption by the Board of Directors of the Company's predecessor, RENEGADE VENTURE CORPORATION, a Colorado corporation. The Company assumed this Plan pursuant to that certain Merger Agreement dated September 18, 1997, between the Company and RENEGADE VENTURE CORPORATION. The effective date of the merger pursuant to the Agreement and Plan of Merger was September 22, 1997. No Plan Shares may be issued after April 15, 2004.

      12.   Amendments or Termination.

      The Committee or Board may amend, alter or discontinue this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any CSOs granted thereunder from the operation of
    Section 16(b) of the Exchange Act, or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any CSO theretofore granted, without his consent (unless made solely to conform such CSO to, and necessary because of, changes in the foregoing laws, rules or regulations), and except that no amendment or alteration shall be made without the approval of shareholders which would increase the total number of shares reserved for the purposes of this Plan (except as provided in Paragraph 9) or extend the expiration date of this Plan as set forth in Paragraph 11.

      13.   Government Regulations.

      This Plan, and the granting and exercise of CSOs hereunder, and the obligation of the Company to sell and deliver Option Shares under such CSOs, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      14.   Liability.

      No member of the Board of Directors or the Committee, nor any officers, employees or agents of the Company or any Affiliated Company shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

      15.  Options in Substitution for Other Options.

      The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an employee under this Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis ("New Conditional Options"), no such New Conditional Option shall become exercisable in the absence of such employee's consent to the condition and surrender and cancellation as appropriate.
    New Conditional Options shall be treated in all respects under this Plan as newly granted options. Options may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Company as a result of a merger or consolidation of the employing corporation with the Company or an Affiliated Company, or the acquisition by the Company or an Affiliated Company of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Company of stock of the employing corporation as the result of which such other corporation becomes an Affiliated Company.



      16.  Withholding Taxes.

      Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a CSO. The Company may require, as a condition to the exercise of a CSO, that the Optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the Optionee may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

      17.  Other Definitions.

      Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

       a.   "Act" means the U.S. Securities Act of 1933, as amended.

       b. "Affiliated Company" means any Parent or Subsidiary of the Company.

       c. "Award" or "grant" means any grant of a CSO (Option) made under this Plan.

       d. "Board of Directors" means the Board of Directors of the Company. The term "Committee" is defined in Section 2 of this Plan.

       e. "Common Stock" or "Common Shares" means the common stock, $.001 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company or any other issuer, such other shares or securities.

       f. "Date of Grant" means the day the Committee authorizes the grant of a CSO or such later date as may be specified by the Committee as the date a particular grant will become effective.

       g. "Employee" means and includes the following persons: (i) executive officers, officers and directors (including advisory and other special directors) of the Company or an Affiliated Company; (ii) full-time and part-time employees of the Company or an Affiliated Company; (iii) persons engaged by the Company or an Affiliated Company as a consultant, advisor or agent; and
             (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Company.

       h.   "Optionee" means an Employee to whom a CSO is granted.

       i. "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

       j. "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.



      18.   Litigation.

      In the event that any Optionee or Optionee's successor should bring any lawsuit or other action or proceeding ("Action") against the Company or an Affiliated Company based upon or arising in relation to an Option, an Optionee, or successor, as the case may be, not prevailing in such Action shall be required to reimburse the Company or Affiliated Company's costs and expenses, including reasonable attorneys' fees, incurred in defending such action and appealing any award by a lower court.

      19.   Governing Law.

      The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of Nevada or subsequent state of domicile, should the Company's domicile be changed.

                                *  *  *

      By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 1997 Compensatory Stock Option Plan of the Company.

DATED: September 22, 1997

                            RENEGADE VENTURE (NEV.) CORPORATION

(SEAL)                           /s/ Randy Sasaki
                            By...................................
                               Authorized Officer



       /s/ Elisabeth Crosse
By....................................
     Secretary or Assistant Secretary



                  RENEGADE VENTURE (NEV.) CORPORATION



                   CERTIFICATION  OF  PLAN  ADOPTION



      I, the undersigned Secretary or assistant secretary of this Corporation, hereby certify that the foregoing Compensatory Stock Option Plan of this corporation was duly approved by the requisite number of holders of the issued and outstanding common stock of this corporation as of the date below.

Date of Approval: September 18, 1997



                                 /s/ Elisabeth Crosse
                         X...................................
                                       Signature



(SEAL)





Exhibit 10.2 to Form 8-K dated September 22, 1997



                 RENEGADE VENTURE (NEV.) CORPORATION

               1997  EMPLOYEE  STOCK  COMPENSATION  PLAN



      1.  Purpose of the Plan.

      This 1997 Employee Stock Compensation Plan ("Plan") is intended to further the growth and advance the best interests of RENEGADE VENTURE (NEV.) CORPORATION, a Nevada corporation (the
    "Company"), and Affiliated Corporations, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common Stock.

      2.  Definitions.

      Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

       a.   "Act" means the U.S. Securities Act of 1933, as amended.

       b. "Affiliated Corporation" means any Parent or Subsidiary of the Company.

       c. "Award" or "grant" means any grant or sale of Common Stock made under this Plan.

       d. "Board of Directors" means the Board of Directors of the Company. The term "Committee" is defined in Section 4 of this Plan.

       e.   "Code" means the Internal Revenue Code of 1986, as amended.

       f. "Common Stock" or "Common Shares" means the common stock, $.001 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

       g. "Date of Grant" means the day the Committee authorizes the grant of Common Stock or such later date as may be specified by the Committee as the date a particular award will become effective.

       h. "Employee" means and includes the following persons: (i) executive officers, officers and directors (including advisory and other special directors) of the Company or an Affiliated Corporation; (ii) full-time and part-time employees of the Company or an Affiliated Corporation; (iii) natural persons engaged by the Company or an Affiliated Corporation as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Corporation.

       i. "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

       j. "Participant" means an Employee to whom an Award of Plan Shares has been made.

       k. "Plan Shares" means shares of Common Stock from time to time subject to this Plan.

       l. "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

      3.  Effective Date of the Plan.

      The effective date of this Plan is April 15, 1994, the date of its adoption by the Board of Directors of the Company's predecessor, RENEGADE VENTURE CORPORATION, a Colorado corporation. The Company assumed this Plan pursuant to that certain Merger Agreement dated September 18, 1997, between the Company and RENEGADE VENTURE CORPORATION. The effective date of the merger pursuant to the Agreement and Plan of Merger was September 22, 1997. No Plan Shares may be issued after April 15, 2004.

      4.  Administration of the Plan.

      The Compensation Committee of the Board of Directors ("Committee"), and in default of the appointment or continued existence of such Committee the Board of Directors, will be responsible for the administration of this Plan, and will have sole power to award Common Shares under this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of this Plan. Awards of Plan Shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an Employee as herein provided. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive.

      5.  Stock Subject to the Plan.

      The maximum number of Plan Shares which may be awarded under this Plan is 1,000,000 shares.

      6.  Persons Eligible to Receive Awards.

      Awards may be granted only to Employees (as herein defined).

      7.  Grants or Awards of Plan Shares.

      Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Plan Shares are to be granted, and the number of Plan Shares to be awarded to each Employee. A grant to an Employee may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law; Plan Shares awarded other than for services rendered shall be sold at not less than the fair value thereof on the date of grant. No grant will be made if, in the judgment of the Committee, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.



      8.  Delivery of Stock Certificates.

      As promptly as practicable after authorizing an award of Plan Shares, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the Act, each certificate evidencing Plan Shares shall bear a legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act. In the absence of registration under the Act, any person awarded Plan Shares may be required to execute and deliver to the Company an investment letter, satisfactory in form and substance to the Company, prior to issuance and delivery of the shares. An award may be made under this Plan wherein the Plan Shares may be issued only after registration under the Act.

      9.  Assignability.

      An award of Plan Shares may not be assigned. Plan Shares, once issued and delivered, may be transferred in accordance with applicable law and any transfer restrictions imposed at the time of award.

      10.  Employment not Conferred.

      Nothing in this Plan or in the award of Plan Shares shall confer upon any Employee the right to continue in the employ of the Company or Affiliated Corporation nor shall it interfere with or restrict in any way the lawful rights of the Company or any Affiliated Corporation to discharge any Employee at any time for any reason whatsoever, with or without cause.

      11.  Laws and Regulations.

      The obligation of the Company to issue and deliver Plan Shares following an award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

      12.  Withholding of Taxes.

      If subject to withholding tax, the Company or any Affiliated Corporation may require that the Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated Corporation is required to withhold by reason of granting Plan Shares, in such amount as the Company or Affiliated Corporation in its discretion may determine. In lieu of part or all of any such payment, the Employee may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations. If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of Plan Shares, and the Employee fails to provide the Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of the award of Plan Shares.

      13.  Reservation of Shares.

      The stock subject to this Plan shall, at all times, consist of authorized but unissued Common Shares, or previously issued shares of Common Stock reacquired or held by the Company or an Affiliated Corporation equal to the maximum number of shares the Company may be required to issue as stated in Section 5 of this Plan, and such number of Common Shares hereby is reserved for such purpose.

      14.  Amendment and Termination of the Plan.

      The Committee may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Committee shall have absolute discretion to amend this Plan, subject only to those limitations expressly set forth herein; however, the Committee shall have no authority to extend the term of this Plan, to increase the number of Plan Shares subject to award under this Plan or to amend the definition of "Employee" herein.


      15.  Delivery of Plan.

      A copy or synopsis (for which a prospectus registering Plan Shares will serve) or description of this Plan shall be delivered to every person to whom an award of Plan Shares is made. The Secretary of the Company may, but is not required to, also deliver a copy of the resolution or resolutions of the Committee authorizing the award.

      16.  Liability.

      No member of the Board of Directors, the Committee or any other committee of directors, or officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

      17.  Miscellaneous Provisions.

      The place of administration of this Plan shall be in the State of Colorado (or subsequently, wherever the Company's principal executive offices are located), and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of Nevada or subsequent state of domicile of the Company. Without amending this Plan, the Committee may issue Plan Shares to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries. All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

      18.   Reorganizations and Recapitalizations of the Company.

      (a) The shares of Common Stock subject to this Plan are shares of the Common Stock of the Company as currently constituted. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common
    Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

      (b) Except as expressly provided above, the Company's issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.

      By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 1997 Employee Stock Compensation Plan of the Company.

DATED: September 22, 1997

                             RENEGADE VENTURE (NEV.) CORPORATION



                                  /s/ Randy Sasaki
 (SEAL)
                            By......................................
                                      Authorized Officer





     /s/ Elisabeth Crosse
By...................................
   Secretary or Assistant Secretary




                 RENEGADE VENTURE (NEV.) CORPORATION


                  CERTIFICATION  OF  PLAN  ADOPTION



      I, the undersigned Secretary or assistant secretary of this Corporation, hereby certify that the foregoing Employee Stock Compensation Plan of this corporation was duly approved by the requisite number of holders of the issued and outstanding common stock of this corporation as of the date below.

Date of Approval: September 18, 1997



                                 /s/ Elisabeth Crosse
                           X....................................
                                        Signature



(SEAL)